Exhibit 99.1

Annual Shareholders’ Meeting April 20, 2005

Colonial BancGroup Highlights

2002 2003 2004

Total Assets (in billions) $ 15.8 $ 16.3 $ 18.9

Earnings Per Share $ 1.16 $ 1.20 $ 1.33

Net Income Growth 15% 7% 17%

Percentage of Deposits in Florida 44% 45% 51%

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Earnings Per Share Growth (diluted)

$1.00 $1.06 $1.16 $1.20 $1.33

6% 9% 3% 11%

2000 2001 2002 2003 2004

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Net Income Growth

(in thousands)

$115,120 $122,103 $140,025 $149,927 $175,348

15% 7% 17%

2000 2001 2002 2003 2004

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Growth in Assets

$12,000 $13,185 $15,822 $16,273 $18,897 $20,001

10% 20% 3% 16% 23%*

2000 2001 2002 2003 2004 3/31/2005

*Annualized

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Growing Retail Franchise

At 12/31/04

FL 127 43%

AL 115 39%

GA 22

Other 3

TX 12 NV 13

292 Branches

At 3/31/05

FL 143 47%

AL 115 37%

Other 3

TX 12

NV 13

GA 20

306 Branches

Projected At 12/31/05

FL 162 51%

AL106 33%

GA 21 TX 14 NV 14

317 Branches

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In the Right Places

From 2000 to 2004 six states in the US had over 7.5% population growth

– Colonial is in four of them – Florida, Georgia, Texas, Nevada

75%* of non-time deposits in Florida, Georgia, Texas and Nevada 61%* of non-time deposits in Florida Projected population growth 2005-2025:

40% 30% 20% 10%

33.4%

32.5%

17.2%

Colonial Florida US Florida

*At 3/31/05

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Southeastern Peer Demographics

2004—2009 Population Growth

Colonial BancGroup, Inc. 8.10%

Compass Bancshares, Inc. 7.28

South Financial Group, Inc. 7.25

Wachovia Corporation 6.27

SunTrust Banks, Inc. 6.12

BB&T Corporation 5.54

Synovus Financial Corp. 5.07

AmSouth Bancorporation 3.82

Regions Financial Corporation 3.53

Trustmark Corporation 2.99

Fifth Third Bancorp 2.97

Whitney Holding Corporation 0.92

Median 5.07%

Low 0.92

High 7.28

Source: Keefe, Bruyette & Woods

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Florida Franchise

Entered Florida in 1996

Began Florida franchise with $232 million in assets, 8 branches

Florida Today: $9.7 Billion in assets $7 Billion in Deposits 143 Branches

All of our Florida regions had approx. 30% internal non-time deposit growth in 2004

Upon completion of the pending acquisition of First Federal Savings Bank of Lake County:

52% of Assets in Florida – Total Assets of $10.8 Billion

58% of Deposits in Florida – Total Deposits of $7.8 Billion 49% of Branches in Florida – Total Branches – 159 and is expected to be the

5TH LARGEST COMMERCIAL BANK IN FLORIDA

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Florida Franchise and Current Population

Current Population

2,500,000

500,000

100,000

Current Branches

Pending Acquisition

Projected Branches

Solid Dividend Growth

15 YEARS OF INCREASED DIVIDENDS


$.15
$.16
$.17
$.18
$.20
$.22
$.27
$.30
$.34
$.38
$.44
$.48
$.52
$.56
$.58
$.61
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05

Colonial BancGroup
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11

Total Shareholder Returns*

26.45%

CNB

10.88%

S&P 500 Index

10.88%

S&P Bank Index

*Stock appreciation assuming dividends are reinvested

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1st Quarter 2005 Highlights

March 31, 2005 vs. March 31, 2004:

Quarterly EPS OF $0.37, up 19%

Record net income up 34%

Net interest income increased 25% on expanded net interest margin – 6th consecutive quarter of increased margin

Strong regional bank loan and deposit growth

Continued outstanding credit quality—NPA Ratio at historic low of 0.29%

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1st Quarter 2005 Highlights

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES FINANCIAL HIGHLIGHTS (Unaudited)

Statement of Condition Summary March 31, March 31, March 31, % Change

(Dollars in millions) 2005 2004 ‘04 to ‘05

Total assets $ 20,001 $ 16,499 21%

Total loans, net:

Mortgage warehouse loans 664 1,070 -38%

All other loans 12,760 10,759 19%

Securities available for sale and investment securities 3,695 3,017 22%

Non-time deposits 8,017 6,126 31%

Total deposits 12,730 10,050 27%

Shareholders’ equity 1,625 1,230 32%

Three Months Ended

Earnings Summary March 31, March 31, March 31,        % Change

(In thousands, except per share amounts) 2005 2004 ‘04 to ‘05

Net Income:

Net interest income (taxable equivalent) $ 167,042 $ 133,612 25%

Provision for loan losses 5,929 7,934 -25%

Noninterest income excluding security (losses)gains 35,754 30,261 18%

Security (losses)gains, net (1,155) 7,442 -

Noninterest expense excluding loss on ext. of debt 114,325 97,429 17%

Loss on early extinguishment of debt 2,290 6,183 -

Net Income $ 52,491 $ 39,114 34%

EARNINGS PER SHARE:

Net Income

Basic $ 0.38 $ 0.31 23%

Diluted $ 0.37 $ 0.31 19%

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